UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 19, 2008
LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14050 (Commission File Number)	06-1308215 (IRS Employer Identification No.)
One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)
(859) 232-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 19, 2008, Lexmark International, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the offering and sale by the Company of $350,000,000 aggregate principal amount of its 5.900% Senior Notes due 2013 (the “notes due 2013”) and $300,000,000 aggregate principal amount of its 6.650% Senior Notes due 2018 (the “notes due 2018” and, together with the notes due 2013, the “Notes”). The offering of the Notes is expected to close on May 22, 2008.
The Notes will be issued under an Indenture between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, between the Company and the Trustee (as so supplemented, the “Indenture”).
The notes due 2013 will bear interest at a rate of 5.900% per year and the notes due 2018 will bear interest at a rate of 6.650% per year. Interest is payable on June 1 and December 1 of each year, beginning on December 1, 2008. The notes due 2013 and the notes due 2018 will mature on June 1, 2013 and June 1, 2018, respectively, unless earlier redeemed or repurchased by the Company. The Notes will be our senior unsecured obligations and will rank equally with all of our existing and future senior unsecured indebtedness.
The Indenture provides for customary events of default and contains certain negative covenants that limit the ability of the Company and its subsidiaries to grant liens on assets, to incur indebtedness and to enter into sale-leaseback transactions.
The foregoing descriptions of the Underwriting Agreement and the Indenture are summaries and are qualified in their entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference, and the form of Indenture and form of First Supplemental Indenture, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
The offering of the Notes is registered as part of a Registration Statement on Form S-3 (No. 333-151002), which was filed on May 19, 2008. The documents filed with this Current Report on Form 8-K under Item 9.01 are being filed as exhibits to that Registration Statement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1	Underwriting Agreement dated as of May 19, 2008 among Lexmark International, Inc. and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as the representatives of the several underwriters named therein.

4.1	Form of Indenture between Lexmark International, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Form of First Supplemental Indenture between Lexmark International, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

4.3	Form of Global Note for the Company’s 5.900% Senior Notes due 2013 (included in Exhibit 4.2).

4.4	Form of Global Note for the Company’s 6.650% Senior Notes due 2018 (included in Exhibit 4.2).

25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc. (Registrant)
	By:	/s/ Vincent J. Cole
Vincent J. Cole
Date: May 22, 2008		Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 19, 2008 among Lexmark International, Inc. and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as the representatives of the several underwriters named therein.

4.1	Form of Indenture between Lexmark International, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Form of First Supplemental Indenture between Lexmark International, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

4.3	Form of Global Note of the Company’s 5.900% Senior Notes due 2013 (included in Exhibit 4.2).

4.4	Form of Global Note of the Company’s 6.650% Senior Notes due 2018 (included in Exhibit 4.2).

25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York.